UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2005

TRIMAX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-32749
(Commission File Number)

76-0616468
(IRS Employer Identification No.)

2 Lombard St., Suite 204, Toronto, Ont. M5C-1M1
 (Address of principal executive offices)(Zip Code)

Registrant?s telephone number, including area code (416) 368-4060

(formerly KIWI Network Solutions Inc.)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 – Financial Information

                    Item 2.01 Completion of Acquisition or Disposition of Assets

On August 17, 2005, Trimax Corporation entered into a Reorganization Agreement with the shareholders (“Subscribers) who own all of the authorized issued and outstanding Common Stock of PLC Network Solutions, Inc. (“PLC”), a privately held corporation organized under the laws of Ontario.

Under the terms of the Reorganization Agreement, Trimax agreed to exchange 21,900,000 shares of its common stock $.001 par value with the Subscribers for all of the capital stock of PLC Network Solutions, Inc. The Reorganization Agreement was amended on October 26, 2005.

The description contained in this Item 2.01 of the terms and conditions of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached to this Report as Exhibit 2.1

Section 3 – Securities and Trading Markets

                    Item 3.02 Unregistered Sales of Equity Securities

Trimax’s stock is to be issued without registration under the provisions of Section 5 of the Securities Act of 1933, as amended pursuant to exemptions provided pursuant to Sections 3(b), 4(2) or 4(6) or Regulation S thereof. The 21,900,000 shares of the Stock will bear legends restricting its transfer to United States residents, or its transfer, sale, conveyance or hypothecation within the jurisdictional boundaries of the United States, unless such Stock is either registered under the provisions of Section 5 of the Act and under applicable State securities laws, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to the Corporation is provided certifying that such registration is not required as a result of applicable exemptions therefrom; the Corporation’s transfer agent will not transfer any of the Stock unless the Corporation advises that such transfer is in compliance with all applicable laws; the Subscribers are acquiring the 21,900,000 shares of Stock for investment purposes only and not with a view to further sale or distribution.

Section 9 – Financial Statements and Exhibits

                    Item 9.01 Financial Statements and Exhibits

  (b) Proforma Financial Information

                     (1) Proforma Financial Information

PLC NETWORK SOLUTIONS LIMITED
(A Development Stage Company)
Proforma Consolidated Balance Sheet (note)
August 16, 2005
(Unaudited)

	PLC		Proforma
	Network		Balance
	Solutions Inc.		Sheet
	August 16,	Proforma	August 16,
	2005	Adjustments	2005

Assets

Current Assets
Advances to shareholders	19,900	0	19,990
Fixed assets, net	0	15,325	15,325

	19,900	15,325	35,315

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities
Accounts payable and accrued liabilities	12,928	401,890	414,818
Advances from director	3,384	0	3,384
Loans payable	0	626,123	626,123
Due to related party	0	82,600	82,600
	16,312	1,110,613	1,126,925

Stockholders’ Equity (Deficit)

Capital Stock	21,900	10,000	31,900
Accumulated Deficit	(18,312)	(1,105,288)	(1,123,600)
	3,588	(1,095,288)	(1,091,700)

	19,900	15,325	35,225

See accompanying note.

PLC NETWORK SOLUCTIONS LIMITED
(A Development Stage Company)
Notes to Proforma Consolidated Balance Sheet
August 16, 2005
(Unaudited)

BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet of PLC Network Solutions Limited (“PLCL”) (the legal parent company after changing its name from Trimax Corporation) gives effect to the Reorganization Agreement by and among PLC Network Solutions Inc. (“PLC”) and Trimax Corporation (“Trimax”), whereby PLC became a wholly-owned subsidiary of Trimax upon the issuance of 21,900,000 common shares of Trimax to the shareholders of PLC in exchange for the 21,900,000 shares of PLC. The acquisition is accounted for as a reverse merger with the share capital of Trimax, the legal parent, carried forward into the consolidation plus the net liabilities of Trimax. For accounting purposes PLC is considered to be the acquirer. Both companies are in the development stage as defined by Statement of Financial Accounting Standard (“SFAS”) No. 7.

This balance sheet has been prepared in accordance with accounting principles generally accepted in the United States for inclusion of the following events as if the transactions had occurred at August 16, 2005:

1.

the transaction for the issuance of Trimax of 21,900,000 common shares of its capital stock with a par value of $0.001 per share in exchange for 21,900,000 common shares of PLC common shares with a stated value of $21,900;

2.	the recognition of the net liabilities of Trimax as a charge to deficit of the consolidated entity; and

3.	the recognition of 9,999,998 issued and outstanding common shares of Trimax immediately prior to the transaction with a stated value of $0.001 per share.

4.	capital stock after the proforma adjustments represents 31,900,000 common shares of the capital stock of the legal parent company with a stated value of $0.001 per share.

PLC NETWORK SOLUTIONS INC.

FINANCIAL STATEMENTS
16 AUGUST 2005

PLC NETWORK SOLUTIONS INC.

16 AUGUST 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
PLC Network Solutions Inc.

We have audited the accompanying balance sheet of PLC Network Solutions Inc. (incorporated in Canada) as at 16 August 2005 and the related statements of operations and changes in stockholders' equity for the period from 20 July 2005 (date of inception) to 16 August 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PLC Network Solutions Inc., as at 16 August 2005 and the results of its operations and changes in stockholders' equity for the period from 20 July 2005 (date of inception) to 16 August 2005 in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2, the Company has incurred net losses since its inception and has yet to obtain any sources of financing. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Since the accompanying consolidated financial statements have not been prepared and audited in accordance with generally accepted accounting principles and standards in Canada, they may not satisfy the reporting requirements of Canadian statutes and regulations.

"Walker & Company"

Markham, Canada	Chartered Accountants
21 October 2005	Professional Corporation

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

BALANCE SHEET

AS AT 16 AUGUST 2005

(Expressed in United States Dollars)

	Note

ASSETS

Current Assets
Advances to shareholders	4	$19,900

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued liabilities		$12,928
Advances from director	5	3,384

		16,312

Shareholders' Equity
Capital stock	6	21,900
Accumulated deficit		(18,312)

		3,588

		$19,900

The accompanying notes are an integral part of these financial statements.

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM 20 JULY 2005 (DATE OF INCEPTION)
TO 16 AUGUST 2005

(Expressed in United States Dollars)

EXPENSES
Professional fees	$11,963
License fee	4,289
Office and general	2,060

18,312

NET LOSS	$(18,312)

The accompanying notes are an integral part of these financial statements.

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM 20 JULY 2005 (DATE OF INCEPTION)
TO 16 AUGUST 2005

(Expressed in United States Dollars)

			Accumulated
			Other		Total
			Comprehensive	Accumulated	Stockholders'
	Shares	Common Stock	Loss	Deficit	Equity

Balance, 20 July 2005	-	$-	$-	$-	$-

Issued 21,900,000 common shares	21,900,000	21,900	-	-	21,900

Net loss	-	-	-	(18,312)	(18,312)

Balance, 16 August 2005	21,900,000	$21,900	$-	$(18,312)	$3,588

The accompanying notes are an integral part of these financial statements.

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

16 AUGUST 2005

(Expressed in United States Dollars)

1.	NATURE OF OPERATIONS

PLC Network Solutions Inc. (the "Company" or "PLC") was incorporated on 20 July 2005 in the Province of Ontario under the Ontario Business Corporations Act.

On 29 July 2005, the Company entered into an exclusive supply agreement with technology partner (the "Partner"), a privately-held corporation based in Toronto, Ontario. This agreement provides the Company with the exclusive right to sell broadband power line communication access products ("Products") in Canada and non-exclusive rights world wide. In accordance with the agreement, the Partner agrees not to sell or supply Products to any other person or legal entity in Canada with the exception of any hydro organizations. In consideration for these rights the Company will pay the Partner an annual license fee of $100,000 in Canadian dollars for five years commencing on 1 August 2005.

2.	GOING CONCERN

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced losses from operations since inception that raise substantial doubt as to its ability to continue as a going concern.

The Company's ability to continue as a going concern is contingent upon its ability to obtain the financing and strategic alliances necessary to attain profitable operations. Management is pursuing various sources of financing and intends to raise equity financing subsequent to the business combination as described in note 7. The Company has entered into an exclusive agreement to sell broadband power line communication access products, as discussed in note 1, which management believes will produce the necessary income to attain profitability in the future.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with United States of America generally accepted accounting principles. Outlined below are those policies considered particularly significant:

Organization and Start Up Costs

Costs of start up activities, including organization costs are expensed as incurred.

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

16 AUGUST 2005

(Expressed in United States Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

License Fees

Licensing fees relating to the exclusive rights to supply products are charged to income evenly over the term of the license agreement.

Income Taxes

The Company accounts for income taxes pursuant to Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

Fair Value of Financial Instruments

The carrying value of the company's advances and accounts payable approximates fair value because of the short-term maturity of these instruments.

Foreign Translation Adjustment

The accounts of the Company were translated into United States dollars in accordance with the provisions of SFAS No. 52. In accordance with the provisions of SFAS No. 52, transaction gains and losses on these assets and liabilities are included in the determination of income for the relevant periods. Adjustments resulting from the translation of the financial statements from their functional currencies to United States dollars are accumulated as a separate component of accumulated other comprehensive income and have not been included in the determination of income for the relevant periods.

Comprehensive Income

The Company adopted SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of changes in stockholders' equity, and consists of net loss and unrealised gains (losses) on available for sale marketable securities; foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS 87. SFAS No. 130 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations.

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

16 AUGUST 2005

(Expressed in United States Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings or Loss Per Share

The Company accounts for earnings per share pursuant to SFAS No. 128, Earnings per Share, which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

There were no dilutive financial instruments for the period ended 16 August 2005.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

Recent Accounting Pronouncements

In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities. FIN No. 46 requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity's activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity's activities. FIN No. 46 applies immediately to variable interest entities created after 31 January 2003, and must be applied in the first period beginning after 15 June 2003 for entities in which an enterprise holds a variable interest entity that it acquired before 1 February 2003. The Company believes that currently, it does not have any material arrangements that meet the definition of a variable interest entity which would require consolidation.

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

16 AUGUST 2005

(Expressed in United States Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2004, the FASB issued SFAS 153, Exchanges of Non Monetary Assets, an amendment to Opinion No. 29, Accounting for Non Monetary Transactions. Statement 153 eliminates certain differences in the guidance in Opinion No. 29 as compared to the guidance contained in standards issued by the International Accounting Standards Board. The amendment to Opinion No. 29 eliminates the fair value exception for non monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non monetary assets that do not have commercial substance. Such an exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for non monetary asset exchanges occurring in periods beginning after 15 June 2005. Earlier application is permitted. Management does not expect adoption of SFAS 153 to have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS 123(R), Share-Based Payment. SFAS 123(R) amends SFAS 123, Accounting for Stock-Based Compensation, and APB Opinion 25, Accounting for Stock Issued to Employees. SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments (except for those held by an ESOP) or by incurring liabilities (1) in amounts based (even in part) on the price of the entity’s shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity’s shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after 15 December 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after 15 June 2005, or (3) for all nonpublic entities, as of the first fiscal year beginning after 15 December 2005. Management is currently assessing the effect of SFAS No. 123(R) on the Company’s financial statements.

4.	ADVANCES TO SHAREHOLDERS

The advances to shareholders are non-interest bearing, unsecured and have no specific terms of repayment. These advances were provided to facilitate the issuance of the shares as described in note 6. Subsequent to the period ended 16 August 2005, the advances were fully repaid.

5.	ADVANCES FROM DIRECTOR

The advances from director are non-interest bearing, unsecured and have no specific terms of repayment.

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

16 AUGUST 2005

(Expressed in United States Dollars)

6.	CAPITAL STOCK

Authorized
Unlimited common shares

Issued
21,900,000 common shares	$21,900

On 20 July 2005, the Company issued 21,900,000 of common shares at par value.

7.	SUBSEQUENT EVENTS

Pursuant to a Reorganization Agreement by and among PLC and Trimax Corporation ("Trimax"), a Nevada Corporation, on 17 August 2005 Trimax merged with and into PLC, with PLC surviving as a wholly owned subsidiary of Trimax (the "Acquisition Merger"). In the Acquisition Merger each share of the 21,900,000 issued and outstanding common stock of PLC was converted into the right to receive one share of Trimax common stock.

As a result of the Transaction, the former shareholders of PLC will have received approximately 70% ownership of Trimax. The Acquisition Merger will be accounted for as a recapitalization of PLC into a shell company. Accordingly, the issuance of shares will be recorded by eliminating Trimax's assets, share capital and earnings.

Subsequent to the reverse takeover Trimax will change its name to PLC Network Solutions Limited.

Subsequent to period end, the Company entered into a premises rental agreement, which is described in note .

PLC NETWORK SOLUTIONS INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

16 AUGUST 2005

(Expressed in United States Dollars)

8.	INCOME TAXES

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

As at 16 August 2005, there were no differences between financial reporting and tax bases of assets and liabilities. The Company will have tax losses available to be applied against future years income as result of the losses incurred. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carryforward will not be realized through the reduction of future income tax payments. Accordingly a 100% valuation allowance has been recorded for deferred income tax assets.

9.	COMMITMENTS

In September 2004, the Company entered into a lease for a period of one year, commencing on 1 October 2005 and terminating on 30 September 2006. The annual lease payment is approximately $47,000 Canadian.

The Company is committed paying the Partner an annual license fee of $100,000 in Canadian dollars for five years commencing on 1 August 2005. The Company paid their first years fees in October 2005.

Exhibit No.	Description

2.2	Reorganization Agreement between Trimax Corporation and the Subscribers of PLC Network Solutions Inc., dated August 17, 2005, amended October 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAX CORPORATION
(Registrant)

Date : October 27, 2005

/s/ Derek Pepler

Derek Pepler, President